UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

SUGARMADE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 982-1628

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial information

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 30, 2019, Sugarmade, Inc. (the “Company”) closed the previously announced acquisition of BZRTH, Inc., a Nevada corporation (“BZRTH”) pursuant to a Stock Exchange Agreement. BZRTH is headquartered in Irwindale, California and is a leading marketer and manufacturer of hydroponic growth supplies and related products to distributors and retailers.

The total consideration to be paid by the Company to acquire BZRTH is 650,000,000 shares of the Company’s common stock, 3,500,000 shares of Series B convertible preferred stock, $870,000 in cash, and 5% promissory notes in the sum of $7,130,000.00 due on or before October 31, 2021 to the BZRTH shareholders. $870,000 of cash had been paid and 200,000,000 shares of the Company’s common stock had been issued as deposit pursuant to a master marketing agreement of December 13, 2017.

The foregoing summary of the Stock Exchange Agreement is not complete and is qualified in its entirety by reference to the complete text of the Stock Exchange Agreement, which is filed as Exhibit 10.20 hereto and is incorporated herein by reference. The representations, warranties and covenants in the Stock Exchange Agreement were made solely for the benefit of the parties to the Stock Exchange Agreement for the purpose of allocating contractual risk between those parties and do not establish such matters as facts. The Series B convertible preferred stock is more fully described in Exhibit 3.6 of the Company’s Form 8-K filed on October 21, 2019. Reference is made to the Company’s Form 10-K filed on October 15, 2019 for information regarding the terms and conditions of the December 13, 2017 master marketing agreement that was assigned from BizRight LLC to BZRTH. Further reference is made to the Company’s Post-Effective Amendment No. 1 on Form S-1 filed on October 24, 2019. All filings referred to herein are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Financial statements required to be filed in response to this Item 9.01(a) with respect to the transactions described Item 2.01 herein will be filed by amendment to this Current Report. Item 9.01(a)(4) requires filing of the financial statements within 71 days of the acquisition or on or before January 9, 2020.

(b)        Exhibit 10.20 – Stock Exchange Agreement of October 30, 2019 between the Company, BZRTH, Inc. and its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: November 1, 2019	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer